UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  September 30, 2005

Date of earliest event reported:  October 4, 2005

NORTHWEST AIRLINES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23642	41-1905580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Lone Oak Parkway Eagan Minnesota		55121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

(612) 726-2111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure

On September 30, 2005, Mr. Douglas M. Steenland, President & Chief Executive Officer, and Mr. Neal S. Cohen, Executive Vice President & Chief Financial Officer, of Northwest Airlines Corporation (the “Company”), made a presentation at the organizational meeting to appoint the Official Committee of Unsecured Creditors in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code, which are being jointly administered by the U.S. Bankruptcy Court for the Southern District of New York under Case No. 05-17930 (ALG).  A copy of the presentation materials is furnished as Exhibit 99 to this Form 8-K.  The information furnished in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01(c).                          Exhibits

Exhibit 99                                           Presentation Materials for September 30, 2005 Organizational Meeting to Appoint the Official Committee of Unsecured Creditors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

	By:	/s/ Michael L. Miller
Michael L. Miller
Vice President, Law and Secretary

Dated: October 4, 2005